产品购销合同

合同号：　　　　　　签约日期：2006年1月23日　　　　签约地点：三明

购货方（甲方）：三明华健生物工程有限公司

销售方（乙方）：福建亿力锅炉有限公司

甲乙双方本着平等互利的原则，根据《中华人民共和国合同法》及其他相关法律、法规的有关规定，经友好协商，就甲方向乙方购买产品事宜，达成如下协议：

产品及价格（表）

序号	产品名称	型号	单位	数量	单价（元）	合计（元）
1	蒸汽锅炉		套	1	442000.-	442000.-
总计人民币（大写）：肆拾肆万贰仟元整					¥442000.-	

第一条、乙方责任及权利

本合同自甲乙双方签字盖章之日起生效，甲方预付给乙方部分设备款，乙方收到预付款半个月内发货，将设备送至甲方指定地点，运费和保价费由乙方自理。剩余款项甲方于设备验收，调试合格后付清。

第二条、运输途中损坏的责任：

（1）甲方收到货物需当场开箱验货，如果货物在运输途中，因运输公司原因造成包装箱内货物丢失、外观损坏，甲方不得签收，应要求货运公司将货物返回乙方，如果甲方签收货物之后发觉外观损坏，则往返换货运费由甲方承担，此条款只适用于包装箱内货物丢失和因运输不当造成的货物外观损坏。

（2）乙方确认货物因丢失、损坏被返回的消息后，负责立刻给客户重新发送同样的货物，重新发送货物的运费由乙方负责，但不对因此延误交货时间承担任何责任，甲方不得因此要求退货或者其他任何赔偿。

第三条、违约处理规定：

如果乙方无正当理由不能按期交货时，每延迟交货一天，将支付合同金额1‰的罚金给甲方。如果无正当理由要求终止本合同时，毁约一方将支付合同金额30%的赔偿金。

第四条、免责规定：

乙方仅对所售商品提供保修承诺，对于因使用乙方产品造成的其他损失，概不负责。

第五条、其他事项规定：

本合同一式两份，经甲乙双方签字盖章后生效，甲、乙方各存一份，具有相同的法律效力，其他未尽事宜今后甲乙双方友好协商解决。如协商不能解决，以乙方所在地的仲裁委员会仲裁结果为准。

甲　　方：（印章：三明华健生物工程有限公司）

签约人(签字、盖章)：

单位地址：

电　　话：0598-8[illegible]

乙　　方：福建亿力锅炉有限公司

签约人(签字、盖章)：[签名]

单位地址：

电　　话：